February 2022

Star Equity Holdings

A Diversified Holding Company with a Private Equity Strategy

Investment Highlights

Common Stock *(Nasdaq: STRR)*:
Stock Price [1]: $1.36
15.3 million shares outstanding [2]

Series A Preferred Stock *(Nasdaq: STRRP)*:
Stock Price [1]: $10.00
1.92 million shares outstanding
10% annual cash dividend

(1) 1/31/22 closing price
(2) As of 9/30/21 pro forma for December 2021 private placement and January 2022 equity offering.

- Diversified holding company with three divisions
- Business divisions are operated by local management; corporate HQ functions like a private equity firm
- In 2021, closed sale of non-continuing healthcare businesses for over $20 million
- Pro forma 9/30/21 cash balance of $17.0 million [2]; well-positioned to pursue acquisitions
- Tax-efficient Series A 10% Preferred Stock (non-convertible) issued Sept. 2019 in an acquisition

9M 2021 Revenue Summary

(vs. 9M 2020) [(1)]

$43.0M Healthcare Revenue *+19.7%*	
$34.0M Construction Revenue *+78.6%*	
$77.0M Consolidated Revenue *+40.0%*	

(1) During the fourth quarter of 2020, Star Equity entered into a Stock Purchase Agreement to sell DMS Health Technologies, Inc. ("DMS Health"), a portion of our healthcare business which operated the Company's Mobile Healthcare segment, for $18.75 million. The sale of DMS Health closed on March 31, 2021. Related financial and operational data for the Mobile Healthcare business were classified as discontinued operations for all reporting periods ending of December 31, 2020 and 2019. The results presented here relate to continuing operations, which encompass Digirad Health (Diagnostic Services and Diagnostic Imaging), Star Modular Construction, and Star Investments and discontinued operations, which consists of Mobile Healthcare. Mobile Healthcare's assets and liabilities are reported as "Assets held for sale" and "Liabilities held for sale" on the balance sheet as of December 31, 2020 and 2019.

Star Equity currently has three divisions:


Digirad

HEALTHCARE



CONSTRUCTION



INVESTMENTS

Diagnostic Imaging

Across the USA

Designs, manufactures, and sells proprietary mobile imaging cameras for hospitals and physicians

Services existing installed base

Diagnostic Services

Across the USA

Offers mobile imaging services to medical providers in their facilities

KBS

Maine/New England

Designs and manufactures modular housing units

Designs and manufactures wall panels

Commercial and residential projects

EBGL

Minneapolis-area

Designs and manufactures wall panels and engineered wood products

Distributes building materials and operates a professional lumber yard and showroom

Commercial and residential projects

Real Estate

Owns, manages, and finances real estate assets of Star Equity's operating companies

Negotiates standalone financing to optimize financial leverage and cost of capital

Investments

Manages portfolio of securities and minority investments

Could make strategic investments in potential acquisition targets or JVs for Star Equity

May use activist approach in certain situations

Differentiated Corporate Strategy and Structure

OPERATING CEOs

- Manage Operating Businesses
- Develop Organic Growth Opportunities
- Pursue Bolt-on Acquisitions

CURRENT OPERATING BUSINESSES

- Healthcare
- Construction

(bolt-on acquisitions to expand existing divisions)

FUTURE OPERATING BUSINESSES

- Future Acquisition 1
- Future Acquisition 2
- Future Acquisition 3

(future acquisitions to create new business divisions)

Star Equity's Management

Executive Chairman (Jeff Eberwein)
COO/CFO (David Noble)
COO (Rick Coleman)
Finance, Accounting, Legal Personnel

- Capital Allocation
- Strategic Leadership
- Assist Operating Management Teams
- Restructurings & Turnarounds
- Mergers, Acquisitions, & Dispositions
- Bank Relationships
- Capital Markets
- Investor Relations
- Financial Reporting, FP&A
- Manage Investments Division

Investments

Similar to Private Equity with Key Distinctions

1. Looking for accretive bolt-ons and/or new verticals
2. Willing and able to pursue both private and public acquisition targets
3. Flexible deal structuring: able to use mix of cash, debt, common, preferred
4. Open-ended investment time horizon allows for flexible holding periods
5. Long-term relationship/ partnership mentality rather than transactional
6. Investment partners — Star Equity shareholders — do not pay any fees and have instant liquidity

Contacts

Star Equity Holdings
Jeffrey E. Eberwein, Executive Chairman
admin@starequity.com

Investor Relations
Lena Cati, The Equity Group Inc.
212-836-9611 / lcati@equityny.com

Fully Funded and Positioned for Growth

Recent action taken to strengthen balance sheet

- Sold **DMS Health Technologies, Inc.** business unit **for $18.8 million;** transaction closed on March 31, 2021
- **MD Office Solutions ("MDOS"),** a small regional operation in Northern California, was sold on February 1, 2021 **for $1.4 million**
- Completed a **$2.1 million private placement** in December 2021 which helped remove overhang of accumulated and unpaid preferred stock dividends
- Completed a **$14.3 million public offering** in January 2022 to pursue organic growth initiatives and fund potential acquisitions, and for working capital and other general corporate purposes

Proceeds to fund:

- Organic Growth Opportunities
- Acquisitions

Acquisition Strategy

Targets: public or private companies

- **Market cap of $5-50M** and more valuable inside our holding company structure
- **Existing assets, earnings, and cash flows** (no start-ups or venture capital-type situations)
- **High SG&A and public company costs** as a percentage of revenue that can be significantly reduced as part of Star Equity
- **Opportunities for improved operating and financial** performance
- **Bolt-ons** for existing platform businesses or **create new** divisions
- Businesses with **growth potential and strong operating management teams**

Synergies:

- Operating management teams freed up to **maximize operations and pursue growth opportunities**
- Sharing certain corporate functions will **reduce corporate overhead costs**
- **Lower cost of capital**
- **Better access to capital**
- **Better capital allocation**